Munder Tax-Free Money Market Fund

Class A, K & Y Shares

Supplement Dated October 31, 2008

to Prospectus Dated October 31, 2008

Investment in Tax-Exempt Securities

Due to the recent extraordinary difficulties in the financial markets, Munder Capital Management (“MCM”), investment advisor to the Munder Tax-Free Money Market Fund (“Fund”), has concluded that these circumstances constitute abnormal market conditions. As a result, the Fund expects to invest less than 80% of its assets in tax-exempt securities until market conditions materially improve. The Fund has an investment policy that states that the Fund will invest under normal circumstances, at least 80% of its assets in securities the interest from which is exempt from regular Federal income tax. MCM believes increasing the Fund’s investments in high quality taxable securities will allow the Fund to continue investing its assets in securities that provide liquidity and stability of principal. During this time, however, the Fund is not expected to achieve its investment goal of providing interest income that is entirely exempt from Federal income taxes.

Liquidation of the Fund

The Fund has been advised that MCM plans to exit the money market mutual fund business because it is no longer central to the firm’s core business strategy.

In light of that decision, the Board of Trustees of the Fund has determined that liquidation and dissolution of the Fund is in the best interest of the Fund and its shareholders and, therefore, has approved a Plan of Liquidation for the Fund (“Plan”). The Plan provides that the Fund will be liquidated in accordance with Section 331 of the Internal Revenue Code of 1986 (“Liquidation”). In accordance with the Plan, the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund as of the close of business on the Liquidation date. The Liquidation will be coordinated to coincide with any significant redemption in kind or in cash of shares of the Fund held by clients and customers of Comerica Bank N.A. and its affiliates.

The proceeds of each Fund’s Liquidation will be the net asset value of that Fund’s shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for. In addition, a Fund may be required to make a distribution of any income and/or capital gains of the Fund prior to its Liquidation.

Liquidation proceeds will be paid entirely in cash except in the case of retirement accounts custodied by PFPC Trust Company (“Direct Retirement Shareholders”). Liquidation proceeds for Direct Retirement Shareholders will be invested in shares of the Munder Bond Fund until direction is received from the Direct Retirement Shareholder. Thus, we urge such Direct Retirement Shareholders to promptly provide instructions as to how their Liquidation proceeds should be invested.

Effective September 2, 2008, the Fund was closed to new shareholder accounts. As of October 3, 2008 the check writing privilege that had been made available to shareholders of the Fund was terminated. No checks submitted for payment after October 3, 2008 will be processed.

Participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Fund has approved the participation of the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (“Program”). Under the Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss in the event (i) the Fund’s market-based net asset value falls below $0.995 per share and (ii) the Fund subsequently liquidates (“Guarantee Event”). Upon such event, Fund shareholders who have continuously maintained a Fund account from September 19, 2008 until the Guarantee Event would be eligible to receive from the U.S. Treasury the difference between $1.00 per share and the Fund’s net proceeds per share upon liquidation applied to the lesser of shares held by such shareholders on (i) September 19, 2008 or (ii) the date of the Guarantee Event. Investors who became Fund shareholders after September 19, 2008, or who owned an account in the Fund on September 19, 2008 but subsequently closed their account, would not receive a payment under the Program. The Program will be in effect until December 18, 2008. Additional information regarding the Program is available on the U.S. Department of Treasury’s website at www.ustreas.gov.

Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of Treasury in the amount of 0.01% of the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any voluntary expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 19, 2009. If the Program is extended and the Fund has not yet liquidated, the Fund will consider whether to continue to participate in the Program.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE